May 1, 2007
as revised, November 1, 2007

Lazard Funds Prospectus

Wherever there’s opportunity, there’s Lazard.SM

U.S. Equity
Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio

International Equity
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Portfolio

Emerging Markets
Lazard Emerging Markets Portfolio

 Fixed Income
Lazard High Yield Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRIVACY NOTICE REGARDING SHAREHOLDER FINANCIAL INFORMATION

          The Lazard Funds, Inc. (the “Fund”) recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders’ trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

          In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

•

Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

•	Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

•	Information obtained from our communications and correspondence with you.

          The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

          Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

TABLE OF CONTENTS

Page

	1	Overview

Carefully review this important section for information on the Portfolios’ investment objectives, strategies, risks, past performance and fees.	4	Investment Objective, Strategies, Risk/Return and Expenses
	4	Lazard U.S. Equity Value Portfolio
	7	Lazard U.S. Strategic Equity Portfolio
	10	Lazard Mid Cap Portfolio
	13	Lazard Small Cap Portfolio
	16	Lazard U.S. Small Cap Equity Growth Portfolio
	19	Lazard International Equity Portfolio
	22	Lazard International Equity Select Portfolio
	25	Lazard International Strategic Equity Portfolio
	28	Lazard International Small Cap Portfolio
	31	Lazard Emerging Markets Portfolio
	34	Lazard High Yield Portfolio

Review this section for details on the people and organizations who oversee the Portfolios.	37	Fund Management
	37	Investment Manager
	37	Portfolio Management
	38	Biographical Information of Principal Portfolio Managers
	40	Administrator
	40	Distributor
	40	Custodian

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	41	Shareholder Information
	41	General
	41	How to Buy Shares
	43	Distribution and Servicing Arrangements
	43	How to Sell Shares
	44	Investor Services
	44	General Policies
	45	Account Policies, Dividends and Taxes

	Page

Review this section for recent financial information.	45	Financial Highlights

	57	Other Performance of the Investment Manager

Where to learn more about the Portfolios.		Back Cover

Lazard Asset Management LLC serves as each Portfolio’s Investment Manager.

OVERVIEW

The Portfolios

The Lazard Funds, Inc. (the “Fund”) consists of eleven separate Portfolios which are being offered through this Prospectus. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing. Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios. Information on each Portfolio’s recent strategies and holdings can be found in the current annual/semi-annual report (see back cover).

EQUITY PORTFOLIOS

These Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. A Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

Investment Philosophy

Each Equity Portfolio is managed according to an underlying investment philosophy of the Portfolios’ investment manager, Lazard Asset Management LLC (the “Investment Manager”), either Relative Value or Relative Growth.

Lazard’s Relative Value Philosophy

Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Strategic Equity Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio

The Investment Manager seeks to identify undervalued securities and focuses on individual stock selection rather than on general stock market trends. The securities in which these Portfolios invest generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

• are undervalued relative to their earnings, cash flow or asset values

• have an attractive price/value relationship and a catalyst that has the potential to enhance value, such as a change in management or a new product offering

• are out of favor due to circumstances which are unlikely to harm the company’s franchise or earnings power

• have low projected price-to-earnings or price-to-cash flow multiples

The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or otherwise falls short of the Investment Manager’s expectations.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

Lazard’s Relative Growth Philosophy

Lazard U.S. Small Cap Equity Growth Portfolio

The Investment Manager follows a bottom-up, fundamental approach to stock selection, seeking to invest in companies that exhibit substantial growth opportunities, strong business models, solid management teams and the potential for earnings surprises, which the Investment Manager believes may produce superior long-term results.

The Investment Manager focuses on individual stock selection rather than on general stock market trends, and identifies companies with substantial growth opportunities, strong business models and solid management teams. The securities in which the Portfolio invests generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

	•	improving operating trends and profitability

	•	superior earnings and sales growth opportunity

	•	attractive relative valuation

Securities are evaluated for potential sale when the investment moves away from its “band of opportunity.” Similarly, the Investment Manager will look to sell a security when company fundamentals show signs of deterioration, possibly due to changes in profitability, movement away from the company’s business model and/or significant management change.

Growth companies often have relatively higher price-to-earnings, price-to-book and price-to-sales ratios and may be more volatile than value stocks.

Who May Want to Invest?	Consider investing in these Portfolios if you are:

	•	pursuing a long-term goal such as retirement

	•	looking to add an equity component to your investment portfolio

	•	willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

These Portfolios may not be appropriate if you are:

	•	pursuing a short-term goal or investing emergency reserves

	•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolios:

	•	are not bank deposits

	•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

	•	are not guaranteed to achieve their stated goals

FIXED-INCOME PORTFOLIO

Lazard High Yield Portfolio

This Portfolio invests in a variety of fixed-income securities. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector. Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks.

The Investment Manager assigns a relative yield spread target to each security purchased, which reflects the trading level at which the Investment Manager believes the security is fully valued. Targets are reviewed periodically, and performance is evaluated on an ongoing basis. The Investment Manager typically sells a security for any of the following reasons:

	•	the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

	•	the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

	•	in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

Who May Want to Invest?	Consider investing in this Portfolio if you are:

	•	looking to add a monthly income component to your investments

	•	seeking potentially higher returns than those offered by money market funds

	•	willing to accept the risks of price and dividend rate fluctuations

This Portfolio may not be appropriate if you are:

	•	investing emergency reserves

	•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolio:

	•	is not a bank deposit

	•	is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

	•	is not guaranteed to achieve its stated goal

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Equity Value Portfolio

Ticker Symbol
LEVIX (Institutional)
LEVOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations generally in the range of companies included in the Russell 1000® Value Index (ranging from approximately $901 million to $521.4 billion as of September 30, 2007) at the time of initial purchase by the Portfolio that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio typically invests in 55 to 100 securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 10% of its total assets in non-U.S. equity securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Equity Value Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows the performance of the Portfolio’s Institutional Shares for the first full calendar year of performance. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 1000 Value Index, an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/06	10.15%
Worst quarter:	6/30/06	0.48%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

U.S. Equity Value Portfolio	Inception Date	Past Year	Since Inception

Institutional Shares	9/30/05

Returns Before Taxes		25.23%	20.14%

Returns After Taxes on Distributions		22.66%	18.13%

Returns After Taxes on Distributions and Sale of Portfolio Shares		16.64%	16.11%

Open Shares	9/30/05	24.83%	19.77%

Russell 1000 Value Index		22.25%	18.62%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	112.15%	137.32%

Total Annual Portfolio Operating Expenses*	112.90%	138.32%

Fee Waiver and Expense Reimbursement**	111.90%	137.02%

Net Expenses**	1.00%	1.30%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 4.08% and 12.45% for Institutional Shares and Open Shares, respectively (Other Expenses were 3.33% and 11.45%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2008, to the extent Total Annual Portfolio Operating Expenses exceed 1.00% and 1.30% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, and from January 1, 2009 through December 31, 2015, to the extent such expenses exceed 1.10% and 1.40% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Equity Value Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$102	$329	$586	$1,322

Open Shares	$132	$423	$746	$1,662

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Strategic Equity Portfolio

Ticker Symbol
LZUSX (Institutional)
LZUOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies. Ordinarily the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500® Index (ranging from approximately $1.3 billion to $513.4 billion as of September 30, 2007).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities. The Investment Manager currently intends to invest the Portfolio’s assets in a relatively small number of issuers (generally 55 to 75).

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Some of the Portfolio’s investments will rise and fall based only on investor perception. Mid cap and small cap companies may carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard U.S. Strategic Equity Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/06	8.90%
Worst quarter:	3/31/05	(2.30)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

U.S. Strategic Equity Portfolio	Inception Date	Past Year	Since Inception

Institutional Shares	12/30/04

Returns Before Taxes		17.44%	11.02%

Returns After Taxes on Distributions		16.85%	10.58%

Returns After Taxes on Distributions and Sale of Portfolio Shares		12.03%	9.34%

Open Shares	12/30/04	17.20%	10.81%

S&P 500 Index		15.79%	10.13%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.60%	6.38%

Total Annual Portfolio Operating Expenses*	1.35%	7.38%

Fee Waivers and Expenses Reimbursement**	.30%	6.03%

Net Expenses**	1.05%	1.35%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .97% and 1.39% for Institutional Shares and Open Shares, respectively (Other Expenses were .22% and .39%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2007, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Strategic Equity Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$107	$398	$711	$1,598

Open Shares	$137	$1,631	$3,055	$6,327

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Mid Cap Portfolio

Ticker Symbol
LZMIX (Institutional)
LZMOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of mid cap U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $901 million to $25.9 billion as of September 30, 2007). Because mid cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (mid cap) companies. The Portfolio may invest up to 20% of its assets in the equity securities of larger capitalization companies. The Portfolio may also invest up to 15% of its assets in non-U.S. equity securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Some of the Portfolio’s investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Mid Cap Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell Midcap Index, an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/01	18.93%
Worst quarter:	9/30/98	(16.68)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

	Inception	Past	Past	Since
Mid Cap Portfolio	Date	Year	5 Years	Inception

Institutional Shares:	11/4/97

Returns Before Taxes		14.85%	11.52%	11.23%

Returns After Taxes on Distributions		13.80%	10.32%	8.97%

Returns After Taxes on Distributions and Sale of Portfolio Shares		10.68%	9.54%	8.49%

Open Shares:	11/4/97	14.57%	11.20%	10.89%

Russell Midcap Index		15.26%	12.88%	10.58%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional	Open
	Shares	Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.14%	.18%

Total Annual Portfolio Operating Expenses*	.89%	1.18%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .86% and 1.13% for Institutional Shares and Open Shares, respectively (Other Expenses were .11% and .13%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

	1	3	5	10
Lazard Mid Cap Portfolio	Year	Years	Years	Years

Institutional Shares	$91	$284	$493	$1,096

Open Shares	$120	$375	$649	$1,432

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Small Cap Portfolio

Ticker Symbol
LZSCX (Institutional)
LZCOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $72 million to $5.2 billion as of September 30, 2007). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

	•	the potential to become a larger factor in the company’s business sector

	•	significant debt but high levels of free cash flow

	•	a relatively short corporate history with the expectation that the business may grow

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Small Cap Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	6/30/99	20.40%
Worst quarter:	9/30/98	(23.53)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

	Inception	Past	Past	Past	Since
Small Cap Portfolio	Date	Year	5 Years	10 Years	Inception

Institutional Shares:	10/30/91

Returns Before Taxes		17.11%	9.92%	9.60%	13.15%

Returns After Taxes on Distributions		12.18%	7.07%	6.87%	10.39%

Returns After Taxes on Distributions and Sale of
Portfolio Shares		14.46%	7.65%	7.18%	10.38%

Open Shares:	1/30/97	16.77%	9.69%	N/A	9.22%

Russell 2000 Index		18.37%	11.39%	9.44%	11.61%
					(Institutional)
					9.30%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional	Open
	Shares	Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.16%	.23%

Total Annual Portfolio Operating Expenses*	.91%	1.23%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .92% and 1.23% for Institutional Shares and Open Shares, respectively (Other Expenses were .17% and .23%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

	1	3	5	10
Lazard Small Cap Portfolio	Year	Years	Years	Years

Institutional Shares	$93	$290	$504	$1,120

Open Shares	$125	$390	$676	$1,489

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Small Cap Equity Growth Portfolio

Ticker Symbol
LGSIX (Institutional)
LGSOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small cap U.S. companies that the Investment Manager identifies as having substantial growth opportunities, strong business models and solid management teams. The Investment Manager considers “small cap companies” for the Portfolio to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations generally in the range of companies included in the Russell 2000 Growth® Index (ranging from approximately $102 million to $4.2 billion as of September 30, 2007). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager conducts a valuation assessment to determine the appropriate price to purchase or sell securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap U.S. companies. The Fund emphasizes smaller companies positioned in new or emerging industries where the Investment Manager believes there is opportunity for significant growth. These companies may include relatively new or unseasoned companies in their early stage of development. In many instances, a company may be in an industry segment that is small but could become much larger as it matures, so that not only does the company have potential for growth but the market opportunity may be expanding as well.

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies. The Portfolio also may invest up to 15% of its assets in non-U.S. equity securities, including American and Global Depositary Receipts (ADRs and GDRs, respectively).

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. In addition, small companies may lack the management experience, financial resources, product diversification and competitive strength of larger companies. Growth companies often have relatively higher price-to-earnings, price-to-book and price-to-sales ratios and may be more volatile than value stocks.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The tendency of shares of smaller companies to trade less frequently than those of larger companies can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio had not completed a full calendar year of investment operations, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	9.02%	20.89%

Total Annual Portfolio Operating Expenses*	10.02%	22.14%

Fee Waiver and Expense Reimbursement**	8.77%	20.59%

Net Expenses**	1.25%	1.55%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 2.60% and 11.63% for Institutional Shares and Open Shares, respectively (Other Expenses were 1.60% and 10.38%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2007, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.55% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Small Cap Equity Growth Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 127	$ 2,103	$ 3,886	$7,616

Open Shares	$ 158	$ 3,987	$ 6,616	$10,126

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Equity Portfolio

Ticker Symbol
LZIEX (Institutional)
LZIOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $235 million to $219.4 billion as of December 31, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/98	17.96%
Worst quarter:	9/30/02	(17.29)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

International Equity Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	10/29/91

Returns Before Taxes		22.92%	12.97%	7.13%	8.19%

Returns After Taxes on Distributions		21.49%	12.58%	5.97%	6.98%

Returns After Taxes on Distributions and Sale of Portfolio Shares		15.64%	11.31%	5.72%	6.66%

Open Shares:	1/23/97	22.59%	12.70%	N/A	7.13%

MSCI EAFE Index		26.34%	14.98%	7.70%	7.78%
					(Institutional)
					8.12%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.09%	.15%

Total Annual Portfolio Operating Expenses*	.84%	1.15%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .88% and 1.17% for Institutional Shares and Open Shares, respectively (Other Expenses were .13% and .17%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Equity Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 86	$268	$466	$1,037

Open Shares	$117	$365	$633	$1,398

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Equity Select Portfolio

Ticker Symbol
LZSIX (Institutional)
LZESX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (ranging from approximately $235 million to $219.4 billion as of December 31, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Investment Manager currently intends to hold securities, including ADRs, GDRs and common stocks, of between 30 and 55 different issuers on a long-term basis. This strategy could result in lower brokerage costs to the Portfolio and lower taxable distributions. Although the Investment Manager does not anticipate frequent trading in the Portfolio’s securities, the Investment Manager will sell portfolio positions when it considers such action appropriate.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located, in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/03	15.99%
Worst quarter:	9/30/02	(20.82)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

International Equity Select Portfolio	Inception Date	Past Year	Past 5 Years	Since Inception

Institutional Shares:	5/31/01

Returns Before Taxes		23.01%	11.70%	8.68%

Returns After Taxes on Distributions		21.42%	11.24%	8.28%

Returns After Taxes on Distributions and Sale of Portfolio Shares		17.42%	10.34%	7.65%

Open Shares:	5/31/01	22.72%	11.38%	8.41%

MSCI EAFE Index		23.34%	14.98%	10.80%

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	1.00%	1.03%

Total Annual Portfolio Operating Expenses*	1.85%	2.13%

Fee Waiver and Expense Reimbursement**	.70%	.68%

Net Expenses**	1.15%	1.45%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 1.62% and 1.91% for Institutional Shares and Open Shares, respectively (Other Expenses were .77% and .81%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2007, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Equity Select Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$117	$514	$935	$2,112

Open Shares	$148	$601	$1,082	$2,408

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Strategic Equity Portfolio

Ticker Symbol
LISIX (Institutional)
LISOX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in companies of any size, the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Investment Manager currently intends to hold securities of between 30 to 50 different issuers. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment.

Currently, the countries represented by the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of a larger number of securities.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to seek to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency.

As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Strategic Equity Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows the performance of the Portfolio’s Institutional Shares for the first full calendar year of performance. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	3/31/06	12.70%
Worst quarter:	6/30/06	(0.58)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

International Strategic Equity Portfolio	Inception Date	Past Year	Since Inception

Institutional Shares:	10/31/05

Returns Before Taxes		26.22%	30.30%

Returns After Taxes on Distributions		24.50%	28.78%

Returns After Taxes on Distributions and Sale of Portfolio Shares		18.43%	25.49%

Open Shares:	2/3/06	N/A	17.90%

MSCI EAFE Index		26.34%	29.71%
			(Institutional)
			19.03%
			(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.19%	.63%

Total Annual Portfolio Operating Expenses*	.94%	1.63%

Fee Waiver and Expenses Reimbursement**	N/A	.18%

Net Expenses**	.94%	1.45%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .88% and 1.28% for Institutional Shares and Open Shares, respectively (Other Expenses were .13% and .28%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2007, to the extent Total Annual Portfolio Operating Expenses exceed 1.45% of the average daily net assets of the Portfolio’s Open Shares.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Strategic Equity Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$96	$300	$520	$1,155

Open Shares	$148	$497	$870	$1,918

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard International Small Cap Portfolio

Ticker Symbol
LZISX (Institutional)
LZSMX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-U.S. companies” to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (based on market capitalization of the Index as a whole, which ranged from approximately $235 million to $219.4 billion as of December 31, 2006).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio’s assets invested in particular geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have one or more of the following characteristics:

	•	the potential to become a larger factor in the company’s business sector

	•	significant debt but high levels of free cash flow

	•	a relatively short corporate history with the expectation that the business may grow

The Investment Manager currently intends to focus the Portfolio’s investments in economically developed countries such as the United Kingdom and Canada and countries in Continental Europe and the Pacific Basin.

The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Small Cap Index, an unmanaged index that is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	6/30/03	21.81%
Worst quarter:	9/30/98	(19.58)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

International Small Cap Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	12/1/93

Returns Before Taxes		26.31%	21.46%	12.34%	10.99%

Returns After Taxes on Distributions		22.62%	19.55%	10.83%	9.78%

Returns After Taxes on Distributions and Sale of Portfolio Shares		21.16%	18.72%	10.47%	9.43%

Open Shares:	2/13/97	25.83%	21.05%	N/A	11.71%

MSCI EAFE		19.31%	23.97%	8.08%	7.26%
Small Cap Index					(Institutional)
					8.46%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.11%	.19%

Total Annual Portfolio Operating Expenses*	.86%	1.19%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .86% and 1.15% for Institutional Shares and Open Shares, respectively (Other Expenses were .11% and .15%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard International Small Cap Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$88	$274	$477	$1,061

Open Shares	$121	$378	$654	$1,443

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Emerging Markets Portfolio

Ticker Symbol
LZEMX (Institutional)
LZOEX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM®) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EM Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	12/31/99	32.78%
Worst quarter:	9/30/98	(23.59)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

Emerging Markets Portfolio	Inception Date	Past Year	Past 5 Years	Past 10 Years	Since Inception

Institutional Shares:	7/15/94

Returns Before Taxes		30.32%	29.97%	10.52%	9.56%

Returns After Taxes on Distributions		27.31%	28.82%	9.60%	8.76%

Returns After Taxes on Distributions and Sale of Portfolio Shares		21.82%	26.61%	8.91%	8.16%

Open Shares:	1/8/97	29.93%	29.70%	N/A	10.07%

MSCI EM Index		32.17%	26.59%	9.18%	7.35%
					(Institutional)
					9.07%
					(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.20%	.29%

Total Annual Portfolio Operating Expenses*	1.20%	1.54%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were 1.17% and 1.47% for Institutional Shares and Open Shares, respectively (Other Expenses were .17% and .22%, respectively).

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Emerging Markets Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$122	$381	$660	$1,455

Open Shares	$157	$486	$839	$1,834

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard High Yield Portfolio

Ticker Symbol:
LZHYX (Institutional)
LZHOX (Open)

Investment Objective	The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Principal Investment Strategies

The Portfolio invests primarily in high-yielding U.S. corporate fixed-income securities which, at the time of purchase, are rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”). While the Portfolio’s emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as the lowest rating assigned by S&P or Moody’s, or the unrated equivalent as determined by the Investment Manager. Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Other risk factors could have an effect on the Portfolio’s performance, including:

	•	if an issuer fails to make timely interest or principal payments

	•	if there is a decline in the credit quality of a bond, or a perception of a decline, the bond’s value could fall, potentially lowering the Portfolio’s share price

	•	if the Portfolio’s mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio’s share price or yield could be hurt

	•	the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

	•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent the Portfolio invests in companies in emerging market countries it is exposed to additional volatility. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard High Yield Portfolio by showing the Portfolio’s annual and long-term performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table compares the performance of the Portfolio’s Institutional Shares (before and after taxes) and Open Shares over time to that of the Merrill Lynch High Yield Master II® Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares

Best quarter:	6/30/03	8.74%
Worst quarter:	12/31/00	(10.05)%

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(for the periods ended December 31, 2006)

High Yield Portfolio	Inception Date	Past Year	Past 5 Years	Since Inception

Institutional Shares:	1/2/98

Returns Before Taxes		9.71%	6.84%	2.75%

Returns After Taxes on Distributions		6.85%	3.59%	(0.90)%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.22%	3.83%	0.04%

Open Shares:	2/24/98	9.18%	6.55%	1.93%

Merrill Lynch High Yield		11.77%	9.86%	5.90%
Master II Index				(Institutional)
				5.75%
				(Open)

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee
(as a % of amount redeemed)
Charged only when selling or
exchanging shares you have
owned for 30 days or less.	1.00%	1.00%

Annual Portfolio
Operating Expenses

Management Fees	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	.35%	1.32%

Total Annual Portfolio Operating Expenses*	.90%	2.12%

Fee Waiver and Expense Reimbursement**	.35%	1.27%

Net Expenses**	.55%	.85%

*

As of June 30, 2007, the end of the Portfolio’s semi-annual fiscal period, Total Annual Portfolio Operating Expenses were .89% and 2.10% for Institutional Shares and Open Shares, respectively (Other Expenses were .34% and 1.30%, respectively).

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2007, to the extent Total Annual Portfolio Operating Expenses exceed .55% and .85% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard High Yield Portfolio	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$252	$464	$1,076

Open Shares	$87	$541	$1,022	$2,351

FUND MANAGEMENT

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $135.4 billion as of June 30, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2006, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

U.S. Equity Value Portfolio	.75%	.00%
U.S. Strategic Equity Portfolio	.75%	.46%
Mid Cap Portfolio	.75%	.75%
Small Cap Portfolio	.75%	.75%
U.S. Small Cap Equity Growth Portfolio	1.00%	.00%
International Equity Portfolio	.75%	.75%
International Equity Select Portfolio	.85%	.17%
International Strategic Equity Portfolio	.75%	.75%
International Small Cap Portfolio	.75%	.75%
Emerging Markets Portfolio	1.00%	1.00%
High Yield Portfolio	.55%	.20%

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios, and the Investment Manager is available in the Fund’s annual report to shareholders for the year ended December 31, 2006.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. Certain portfolio management teams are comprised of members who serve as both portfolio managers and as research analysts, owing to the highly specialized nature of the research required to support certain Portfolios (e.g., Small Cap, Emerging Markets, High Yield). Research analysts perform fundamental research on companies (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

U.S. Equity Value Portfolio–J. Richard Tutino, Andrew D. Lacey*# and Nicholas Sordoni

U.S. Strategic Equity Portfolio–Christopher H. Blake, Gary Buesser, Robert A. Failla, Andrew D. Lacey*# and J. Richard Tutino

Mid Cap Portfolio–Christopher H. Blake (since November 2001), Gary Buesser (since May 2003), Robert A. Failla (since July 2005) and Andrew D. Lacey*# (since January 2001)

Small Cap Portfolio–Patrick M. Mullin (since January 2001), Eileen D. Alexanderson (since September 2007), Daniel Breslin (since May 2007), Michael DeBernardis (since September 2007) and Andrew D. Lacey* (since May 2003)

U.S. Small Cap Equity Growth Portfolio–James P. Tatera, Barry W. Randall (since September 2007) and Andrew D. Lacey*

International Equity Portfolio–Gabrielle M. Boyle and Michael A. Bennett (each since May 2003), Michael G. Fry (since November 2005), Michael Powers (since May 2003) and John R. Reinsberg†#

International Equity Select Portfolio–Gabrielle M. Boyle and Michael A. Bennett (each since May 2003), Michael G. Fry (since November 2005), Michael Powers (since May 2003) and John R. Reinsberg†#

International Strategic Equity Portfolio–Mark Little, Brian Pessin and John R. Reinsberg†#

FUND MANAGEMENT (continued)

International Small Cap Portfolio–Brian Pessin (since January 2003), Edward Rosenfeld (since May 2007) and John R. Reinsberg†

Emerging Markets Portfolio–James M. Donald (since November 2001), Rohit Chopra (since May 2007), Erik McKee (since May 2007), Kevin O’Hare (since May 2007), and John R. Reinsberg†

High Yield Portfolio–J. William Charlton (since November 2002) and Thomas M. Dzwil (since May 2003)

*	As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.

†	As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio.

#	In addition to his oversight responsibility, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.

Unless otherwise indicated, each portfolio manager has served in that capacity since the relevant Portfolio’s inception.

Biographical Information of Principal Portfolio Managers

Eileen D. Alexanderson. Eileen D. Alexanderson, a portfolio manager/analyst of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and U.S. Small-Mid Cap Equity teams. Until 2001, Ms. Alexanderson was a Managing Director of the Investment Manager and oversaw the day-to-day operations of the U.S. and Global Equity investment teams. She rejoined the Investment Manager in 2005, after a four-year hiatus to pursue personal interests. She began working in the investment industry in 1979, and is a Chartered Financial Analyst (“CFA”) Charterholder.

Michael A. Bennett. Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager on the International Equity and International Equity Select teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was an international equity analyst with General Electric Investment Corporation and worked at Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987 and is a Certified Public Accountant.

Christopher H. Blake. Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager on the U.S. Strategic Equity and U.S. Mid Cap Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the U.S. Small Cap and U.S. Mid Cap Equity teams.

Gabrielle M. Boyle. Gabrielle M. Boyle, a Senior Managing Director of the Investment Manager, is a portfolio manager on the Global Equity Select, International Equity, International Equity Select and European Equity teams. Prior to joining the Investment Manager in 1993, she worked with Royal Insurance Asset Management. Ms. Boyle has been working in the investment field since 1990 and is a member of the Institute of Investment Management and Research.

Daniel Breslin. Daniel Breslin, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and U.S. Small-Mid Cap Equity portfolio teams. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life. He has an MBA from Pace University and a BA from Rutgers University.

Gary Buesser. Gary Buesser, a Director of the Investment Manager, is a portfolio manager and analyst for the U.S. Strategic Equity and U.S. Mid Cap Equity teams. Prior to joining the Investment Manager in 2000, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser began working in the investment field in 1983, and is a member of the New York Society of Security Analysts and a CFA Charterholder.

J. William Charlton. J. William Charlton, a Director of the Investment Manager, is a portfolio manager on the U.S. High Yield Fixed Income team. Prior to joining the Investment Manager in 2002, Mr. Charlton worked at Offitbank.

Rohit Chopra. Rohit Chopra, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley, Dean Witter, Discover Company. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science.

Michael DeBernardis. Michael DeBernardis, a Vice President of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and Global Small Cap Equity teams with responsibility for coverage of industrial and consumer companies. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2005, Mr. DeBernardis was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. He has an MBA from New York University’s Stern School of Business and a BS in Finance from the University of Rhode Island.

FUND MANAGEMENT (continued)

James M. Donald. James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager on the Emerging Markets Equity team. Prior to joining the Investment Manager in 1996, Mr. Donald worked at Mercury Asset Management where he served on the international equity team from 1985 to 1992 and on the emerging markets team from 1992 to 1996. Mr. Donald is a CFA Charterholder.

Thomas M. Dzwil. Thomas M. Dzwil, a Senior Vice President of the Investment Manager, is a fixed-income portfolio manager and analyst on the U.S. High Yield Fixed Income team. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

Robert A. Failla. Robert A. Failla, a Director of the Investment Manager, is a portfolio manager/analyst on the U.S. Strategic Equity and U.S. Mid Cap Equity teams. Prior to joining the Investment Manager in 2003, he was associated with AllianceBernstein, where he worked as a portfolio manager on the large-cap and all-cap teams. He began working in the investment field in 1993 and is a CFA Charterholder.

Michael G. Fry. Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager on the Global Equity, Global Equity Select, International Equity and International Equity Select teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Andrew D. Lacey. Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is responsible for U.S. and Global strategies. He also is a member of the U.S. Strategic Equity, U.S. Equity Select, U.S. Equity Value and Global Equity Select teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Mark Little. Mark Little, a Director of the Investment Manager, is a portfolio manager on the International Strategic Equity and European Equity teams. Prior to joining the Investment Manager in 1997, Mr. Little was affiliated with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Erik McKee. Erik McKee, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst for the Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, he was with Bank of America and Unibanco in Sao Paulo, Brazil. He has a BA in International Finance from Brown University, and has studied history at the Sorbonne in Paris.

Patrick M. Mullin. Patrick M. Mullin, a Director of the Investment Manager, is a portfolio manager for the U.S. Small Cap Equity team. Prior to joining the Investment Manager in 1998, he was with Target Capital Management and Dillon, Read & Co. Inc. Mr. Mullin began working in the investment field in 1992 and is a CFA Charterholder.

Kevin O’Hare. Kevin O’Hare, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Emerging Markets Equity team, focusing on technology and health care. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore Capital Management. Mr. O’Hare has an MBA in Finance from St. John’s University and a BS in Finance from King’s College. Mr. O’Hare is a CFA Charterholder.

Brian Pessin. Brian Pessin, a Managing Director of the Investment Manager, is a portfolio manager on the Global, International and European Small Cap Equity teams. Prior to joining the Investment Manager in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994 and is a CFA Charterholder.

Michael Powers. Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager on the International Equity, International Equity Select and European Equity Select teams. He began working in the investment field in 1990 when he joined the Investment Manager. Previously, Mr. Powers was a Vice President for Chemco Industries.

Barry W. Randall. Barry W. Randall, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst for the U.S. Small Cap Equity Growth team. Prior to joining the Investment Manager in 2007, Mr. Randall was a portfolio manager with MTB Investment Advisors and U.S. Bancorp Asset Management. He began working in the investment industry in 1993, and has worked as an analyst at Advantus Capital Management, Dain Rauscher and Southcoast Capital Corp. Mr. Randall has an MBA in Finance from the University of Texas at Austin and a BS in Mathematics from the University of Massachusetts at Amherst.

John R. Reinsberg. John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for International and Global strategies. He also is a member of the International Equity, International Equity Select and International Strategic Equity teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and

FUND MANAGEMENT (concluded)

Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Edward Rosenfeld. Edward Rosenfeld, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan. He has an MBA from the University of Chicago and a BA from Columbia College.

Nicholas Sordoni. Nicholas Sordoni, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the U.S. Equity Value team. Prior to joining the Investment Manager in 2002, Mr. Sordoni was an Equity Research Associate at Credit Suisse First Boston covering the health care industry. He began working in the investment field in 1997. Mr. Sordoni has his MBA (Honors) with dual majors in Finance and Health Care Management from Wharton Business School at the University of Pennsylvania, where he was a Mayer Scholar. He received a BS in Biological Sciences from Stanford University. Mr. Sordoni is a CFA Charterholder.

James P. Tatera. James P. Tatera, a Senior Vice President of the Investment Manager, is a portfolio manager on the U.S. Small Cap Equity Growth and U.S. Equity Growth teams. Mr. Tatera joined the Investment Manager in February 2005 when the Investment Manager acquired substantially all of the assets of Knelman Asset Management Group, LLC (“Knelman”). Prior to joining the Investment Manager, Mr. Tatera was a Managing Partner and Chief Investment Officer of Knelman. Prior to joining Knelman, Mr. Tatera was Senior Vice President and Chief Equity Officer of Advantus Capital Management. He is a CFA Charterholder.

J. Richard Tutino. J. Richard Tutino, a Managing Director of the Investment Manager, is a portfolio manager focusing on U.S. equity products. Prior to joining the Investment Manager in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. He is a member of the New York Society of Security Analysts and a CFA Charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

SHAREHOLDER INFORMATION

GENERAL

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the net asset value per share (“NAV”) next determined after an order in proper form is received by the Fund’s Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The Fund will determine the net asset value of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment

All purchases made by check should be in U.S. Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$1,000,000

Open Shares	$10,000

IRA Rollover/Transfer (Open Shares only)	$10,000

There are no subsequent investment minimums.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

HOW TO BUY SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to “The Lazard Funds, Inc.” to:

The Lazard Funds, Inc. P.O. Box 8514 Boston, Massachusetts 02266-8514 Attention: (Name of Portfolio and Class of Shares)

By Wire

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number

•	dividend payment election

•	amount to be wired

•	name of the wiring bank, and

•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.	Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account

SHAREHOLDER INFORMATION (continued)

name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

Through a Lazard Brokerage Account

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to purchase Portfolio shares.

Purchases through the Automatic Investment Plan (Open Shares Only)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To enroll in the Automatic Investment Plan, call the Fund at (800) 986-3455.

Individual Retirement Accounts (Open Shares Only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. Multiple accounts under common ownership or

SHAREHOLDER INFORMATION (continued)

control may be considered one account for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading.

Each Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below. As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

All of the policies described in the first paragraph of this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. See the first paragraph in this section.

DISTRIBUTION AND SERVICING ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any fees paid by the Fund under rule 12b-1.

The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third party to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

HOW TO SELL SHARES

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time, in accordance with policies described in the SAI.

SELLING SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by

SHAREHOLDER INFORMATION (continued)

the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail:

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Mail the letter to the Transfer Agent at the following address:

The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

Through a Lazard Brokerage Account:

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investments allows you to purchase Open Shares through automatic deductions from a designated bank account.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information–How to Buy Shares–Market Timing/Excessive Trading” for more information about restrictions on exchanges.

GENERAL POLICIES

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

•

suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission (the “SEC”)

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

•	if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

SHAREHOLDER INFORMATION (concluded)

ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually for each of the Equity Portfolios, but may be declared and paid more frequently. Income dividends are normally declared each business day and paid monthly for Lazard High Yield Portfolio. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Capital gain distributions estimates may be available prior to payment and may be obtained by calling (800) 823-6300 or going to the Fund’s Website at www.LazardNet.com.

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify that they are exempt from withholding

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio’s financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited (except as noted) by Anchin, Block & Anchin LLP, independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, is included in the Fund’s most recent annual report to shareholders. You may have the annual report sent to you without charge.

FINANCIAL HIGHLIGHTS (continued)

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

Institutional Shares	Six Months Ended 6/30/07†	Year Ended 12/31/06	For the Period 9/30/05* to 12/31/05

Net asset value, beginning of period	$11.73	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.08	0.18	0.03
Net realized and unrealized gain	0.83	2.33	0.02

Total from investment operations	0.91	2.51	0.05

Less distributions from:
Net investment income	—	(0.62)	(0.03)
Net realized gains	—	(0.18)	—

Total distributions	—	(0.80)	(0.03)

Redemption fees	— (c)	—	—

Net asset value, end of period	$12.64	$11.73	$10.02

Total Return (b)	7.67%	25.23%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,893	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%
Gross expenses (d)	4.08%	112.90%	388.31%
Net investment income (d)	1.33%	1.57%	1.17%
Portfolio turnover rate	35%	95%	13%

Open Shares	Six Months Ended 6/30/07†	Year Ended 12/31/06	For the Period 9/30/05* to 12/31/05

Net asset value, beginning of period	$11.77	$10.02	$10.00

Income from investment operations:
Net investment income (a)	0.06	0.12	0.02
Net realized and unrealized gain	0.83	2.37	0.02

Total from investment operations	0.89	2.49	0.04

Less distributions from:
Net investment income	—	(0.56)	(0.02)
Net realized gains	—	(0.18)	—

Total distributions	—	(0.74)	(0.02)

Net asset value, end of period	$12.66	$11.77	$10.02

Total Return (b)	7.56%	24.83%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$847	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	12.45%	138.32%	596.46%
Net investment income (d)	0.95%	1.05%	0.86%
Portfolio turnover rate	35%	95%	13%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

				For the Period 12/30/04* to 12/31/04
	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05

Net asset value, beginning of period	$11.81	$10.38	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.05	0.08	0.09	—	(c)
Net realized and unrealized gain	0.87	1.73	0.41	—

Total from investment operations	0.92	1.81	0.50	—

Less distributions from:
Net investment income	—	(0.07)	(0.03)	—
Net realized gains	—	(0.31)	(0.09)	—

Total distributions	—	(0.38)	(0.12)	—

Redemption fees	—	— (c)	—	—

Net asset value, end of period	$12.73	$11.81	$10.38	$10.00

Total Return (b)	7.79%	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,131	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	0.97%	1.05%	1.16%	1.25%
Gross expenses (d)	0.97%	1.35%	13.80%	546.34	%(e)
Net investment income (d)	0.78%	0.71%	0.90%	1.92%
Portfolio turnover rate	30%	82%	53%	0%

				For the Period 12/30/04* to 12/31/04
	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05

Net asset value, beginning of period	$11.83	$10.39	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.02	— (c)	0.06	—	(c)
Net realized and unrealized gain	0.88	1.79	0.35	—

Total from investment operations	0.90	1.79	0.41	—

Less distributions from:
Net investment income	—	(0.04)	—	—
Net realized gains	—	(0.31)	(0.09)	—

Total distributions	—	(0.35)	(0.09)	—

Redemption fees	— (c)	0.07	—

Net asset value, end of period	$12.73	$11.83	$10.39	$10.00

Total Return (b)	7.61%	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,776	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.39%	7.38%	33.06%	1,049.82	%(e)
Net investment income (d)	0.40%	0.03%	0.58%	1.62%
Portfolio turnover rate	30%	82%	53%	0%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

FINANCIAL HIGHLIGHTS (continued)

LAZARD MID CAP PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.41	$13.23	$13.20	$11.49	$8.93	$10.64

Income (loss) from investment operations:
Net investment income (a)	0.05	0.09	0.09	0.03	0.04	0.04
Net realized and unrealized gain (loss)	1.70	1.88	1.07	2.83	2.55	(1.57)

Total from investment operations	1.75	1.97	1.16	2.86	2.59	(1.53)

Less distributions from:
Net investment income	—	(0.08)	(0.07)	(0.04)	(0.03)	—
Net realized gains	—	(0.71)	(1.06)	(1.11)	—	(0.18)

Total distributions	—	(0.79)	(1.13)	(1.15)	(0.03)	(0.18)

Redemption fees	—	— (c)	—	— (c)	—	— (c)

Net asset value, end of period	$16.16	$14.41	$13.23	$13.20	$11.49	$8.93

Total Return (b)	12.14%	14.85%	8.89%	24.97%	29.03%	(14.47)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,746	$235,367	$171,912	$56,431	$39,625	$28,754
Ratios to average net assets:
Net expenses (d)	0.86%	0.89%	0.93%	1.05%	1.05%	1.05%
Gross expenses (d)	0.86%	0.89%	0.93%	1.13%	1.31%	1.40%
Net investment income (d)	0.72%	0.66%	0.67%	0.21%	0.42%	0.40%
Portfolio turnover rate	67%	76%	80%	92%	96%	104%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04		12/31/03	12/31/02

Net asset value, beginning of period	$14.23	$13.07	$13.06	$11.38		$8.84	$10.57

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.05	0.05	(0.01)		0.01	0.01
Net realized and unrealized gain (loss)	1.66	1.86	1.05	2.80		2.53	(1.56)

Total from investment operations	1.70	1.91	1.10	2.79		2.54	(1.55)

Less distributions from:
Net investment income	—	(0.04)	(0.03)	—		— (c)	—
Net realized gains	—	(0.71)	(1.06)	(1.11)		—	(0.18)

Total distributions	—	(0.75)	(1.09)	(1.11)		—	(0.18)

Redemption fees	— (c)	— (c)	— (c)	—	(c)	— (c)	—

Net asset value, end of period	$15.93	$14.23	$13.07	$13.06		$11.38	$8.84

Total Return (b)	11.95%	14.57%	8.53%	24.59%		28.74%	(14.75)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,810	$80,410	$54,370	$30,412		$14,978	$8,128
Ratios to average net assets:
Net expenses (d)	1.13%	1.18%	1.23%	1.35%		1.35%	1.35%
Gross expenses (d)	1.13%	1.18%	1.23%	1.45%		1.69%	1.83%
Net investment income (loss) (d)	0.51%	0.37%	0.35%	(0.09	) %	0.12%	0.09%
Portfolio turnover rate	67%	76%	80%	92%		96%	104%

†	Unaudited.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD SMALL CAP PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.44	$15.40	$18.84	$19.49	$14.03	$17.70

Income (loss) from investment operations:
Net investment income (a)	0.03	0.02	0.02	0.01	0.07	0.02
Net realized and unrealized gain (loss)	0.84	2.60	0.76	2.93	5.39	(3.18)

Total from investment operations	0.87	2.62	0.78	2.94	5.46	(3.16)

Less distributions from:
Net investment income	—	(0.01)	(0.02)	(0.07)	—	—
Net realized gains	—	(3.57)	(4.20)	(3.52)	—	(0.51)

Total distributions	—	(3.58)	(4.22)	(3.59)	—	(0.51)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$15.31	$14.44	$15.40	$18.84	$19.49	$14.03

Total Return (b)	6.09%	17.11%	4.31%	15.28%	38.92%	(17.97)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$170,297	$196,483	$253,236	$390,906	$465,876	$388,795
Ratios to average net assets:
Net expenses (d)	0.92%	0.91%	0.88%	0.86%	0.86%	0.85%
Gross expenses (d)	0.92%	0.91%	0.88%	0.86%	0.86%	0.85%
Net investment income (d)	0.39%	0.10%	0.10%	0.07%	0.42%	0.14%
Portfolio turnover rate	47%	86%	87%	100%	77%	93%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$14.27	$15.29	$18.78	$19.44	$14.03	$17.67

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	(0.03)	(0.04)	(0.05)	0.02	(0.03)
Net realized and unrealized gain (loss)	0.83	2.58	0.75	2.91	5.39	(3.17)

Total from investment operations	0.84	2.55	0.71	2.86	5.41	(3.20)

Less distributions from:
Net investment income	—	—	—	— (c)	—	—
Net realized gains	—	(3.57)	(4.20)	(3.52)	—	(0.51)

Total distributions	—	(3.57)	(4.20)	(3.52)	—	(0.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	0.07

Net asset value, end of period	$15.11	$14.27	$15.29	$18.78	$19.44	$14.03

Total Return (b)	5.89%	16.77%	3.93%	14.90%	38.56%	(17.82)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,561	$35,627	$37,057	$50,295	$50,202	$43,110
Ratios to average net assets:
Net expenses (d)	1.23%	1.23%	1.19%	1.18%	1.19%	1.15%
Gross expenses (d)	1.23%	1.23%	1.19%	1.18%	1.19%	1.15%
Net investment income (loss) (d)	0.08%	(0.21)%	(0.21)%	(0.25)%	0.11%	(0.17)%
Portfolio turnover rate	47%	86%	87%	100%	77%	93%

†	Unaudited.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

Institutional Shares	Six Months Ended 6/30/07†	For the Period 2/28/06* to 12/31/06

Net asset value, beginning of period	$10.05	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.02)	(0.03)
Net realized and unrealized gain	1.73	0.19
Contribution from Investment Manager (Note 3)	0.01	—

Total from investment operations	1.72	0.16

Less distributions from:
Net realized gains	—	(0.11)

Total distributions	—	(0.11)

Net asset value, end of period	$11.77	$10.05

Total Return (b)	17.00%	1.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,800	$3,590
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%
Gross expenses (c)	2.60%	10.02%
Net investment loss (c)	(0.40)%	(0.37)%
Portfolio turnover rate	29%	82%

Open Shares	Six Months Ended 6/30/07†	For the Period 2/28/06* to 12/31/06

Net asset value, beginning of period	$10.02	$10.00

Income (loss) from investment operations:
Net investment loss (a)	(0.04)	(0.07)
Net realized and unrealized gain	1.75	0.20
Contribution from Investment Manager (Note 3)	0.01	—

Total from investment operations	1.72	0.13

Less distributions from:
Net realized gains	—	(0.11)

Total distributions	—	(0.11)

Net asset value, end of period	$11.74	$10.02

Total Return (b)	17.17%	1.25%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$371	$226
Ratios to average net assets:
Net expenses (c)	1.55%	1.55%
Gross expenses (c)	11.63%	22.14%
Net investment loss (c)	(0.72)%	(0.80)%
Portfolio turnover rate	29%	82%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment loss has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$16.31	$14.00	$12.91	$11.37	$8.92	$10.01

Income (loss) from investment operations:
Net investment income (a)	0.24	0.33	0.26	0.18	0.18	0.14
Net realized and unrealized gain (loss)	0.91	2.83	1.16	1.60	2.43	(1.18)

Total from investment operations	1.15	3.16	1.42	1.78	2.61	(1.04)

Less distributions from:
Net investment income	—	(0.85)	(0.33)	(0.24)	(0.16)	(0.05)

Total distributions	—	(0.85)	(0.33)	(0.24)	(0.16)	(0.05)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$17.46	$16.31	$14.00	$12.91	$11.37	$8.92

Total Return (b)	7.11%	22.92%	11.25%	16.01%	29.51%	(10.44)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$447,353	$701,145	$1,035,346	$1,509,462	$2,103,600	$1,776,799
Ratios to average net assets:
Net expenses (d)	0.88%	0.84%	0.89%	0.90%	0.90%	0.90%
Gross expenses (d)	0.88%	0.84%	0.89%	0.90%	0.90%	0.90%
Net investment income (d)	2.87%	2.14%	2.03%	1.51%	1.90%	1.45%
Portfolio turnover rate	31%	68%	60%	58%	44%	58%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$16.40	$14.03	$12.94	$11.37	$8.88	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.24	0.25	0.23	0.14	0.15	0.11
Net realized and unrealized gain (loss)	0.88	2.87	1.16	1.61	2.44	(1.18)

Total from investment operations	1.12	3.12	1.39	1.75	2.59	(1.07)

Less distributions from:
Net investment income	—	(0.75)	(0.30)	(0.18)	(0.10)	(0.02)

Total distributions	—	(0.75)	(0.30)	(0.18)	(0.10)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	0.02

Net asset value, end of period	$17.52	$16.40	$14.03	$12.94	$11.37	$8.88

Total Return (b)	6.89%	22.59%	10.93%	15.64%	29.29%	(10.57)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,745	$49,657	$48,770	$89,742	$105,336	$88,031
Ratios to average net assets:
Net expenses (d)	1.17%	1.15%	1.18%	1.20%	1.21%	1.21%
Gross expenses (d)	1.17%	1.15%	1.18%	1.20%	1.21%	1.21%
Net investment income (d)	2.81%	1.63%	1.78%	1.18%	1.61%	1.14%
Portfolio turnover rate	31%	68%	60%	58%	44%	58%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended	Year Ended

Institutional Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$13.07	$11.73	$11.25	$9.80	$7.74	$9.15

Income (loss) from investment operations:
Net investment income (a)	0.17	0.25	0.18	0.14	0.18	0.12
Net realized and unrealized gain (loss)	0.90	2.43	0.82	1.47	2.12	(1.41)

Total from investment operations	1.07	2.68	1.00	1.61	2.30	(1.29)

Less distributions from:
Net investment income	—	(0.23)	(0.16)	(0.16)	(0.24)	(0.12)
Net realized gains	—	(1.11)	(0.36)	—	—	—

Total distributions	—	(1.34)	(0.52)	(0.16)	(0.24)	(0.12)

Redemption fees	— (c)	— (c)	—	—	—	— (c)

Net asset value, end of period	$14.14	$13.07	$11.73	$11.25	$9.80	$7.74

Total Return (b)	8.26%	23.01%	8.90%	16.45%	29.80%	(14.12)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,749	$16,677	$12,262	$10,455	$9,788	$20,957
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	1.62%	1.85%	1.97%	2.13%	1.85%	1.63%
Net investment income (d)	2.47%	1.90%	1.55%	1.43%	2.26%	1.41%
Portfolio turnover rate	31%	40%	33%	16%	29%	32%

	Six Months Ended	Year Ended

Open Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$13.10	$11.75	$11.28	$9.82	$7.75	$9.16

Income (loss) from investment operations:
Net investment income (a)	0.15	0.21	0.12	0.13	0.09	0.08
Net realized and unrealized gain (loss)	0.90	2.44	0.83	1.46	2.19	(1.40)

Total from investment operations	1.05	2.65	0.95	1.59	2.28	(1.32)

Less distributions from:
Net investment income	—	(0.19)	(0.12)	(0.13)	(0.21)	(0.09)
Net realized gains	—	(1.11)	(0.36)	—	—	—

Total distributions	—	(1.30)	(0.48)	(0.13)	(0.21)	(0.09)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$14.15	$13.10	$11.75	$11.28	$9.82	$7.75

Total Return (b)	8.02%	22.72%	8.46%	16.17%	29.49%	(14.37)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,746	$12,545	$10,026	$6,744	$7,279	$2,508
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	1.91%	2.13%	2.28%	2.47%	2.68%	2.79%
Net investment income (d)	2.18%	1.65%	1.05%	1.28%	1.09%	0.93%
Portfolio turnover rate	31%	40%	33%	16%	29%	32%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

Institutional Shares	Six Months Ended 6/30/07†	Year Ended 12/31/06	For the Period 10/31/05* to 12/31/05

Net asset value, beginning of period	$12.66	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.19	— (c)
Net realized and unrealized gain	0.82	2.64	0.79

Total from investment operations	1.01	2.83	0.79

Less distributions from:
Net investment income	—	(0.15)	— (c)
Net realized gains	—	(0.81)	—

Total distributions	—	(0.96)	—

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$13.67	$12.66	$10.79

Total Return (b)	7.98%	26.22%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$422,100	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.87%	0.94%	1.46%
Gross expenses (d)	0.88%	0.94%	1.46%
Net investment income (loss) (d)	2.89%	1.57%	(0.20)%
Portfolio turnover rate	46%	68%	12%

Open Shares	Six Months Ended 6/30/07†	For the Period 2/3/06* to 12/31/06

Net asset value, beginning of period	$12.64	$11.49

Income from investment operations:
Net investment income (a)	0.17	0.12
Net realized and unrealized gain	0.82	1.93

Total from investment operations	0.99	2.05

Less distributions from:
Net investment income	—	(0.09)
Net realized gains	—	(0.81)

Total distributions	—	(0.90)

Redemption fees	—	— (c)

Net asset value, end of period	$13.63	$12.64

Total Return (b)	7.75%	17.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,525	$10,669
Ratios to average net assets:
Net expenses (d)	1.28%	1.45%
Gross expenses (d)	1.28%	1.63%
Net investment income (d)	2.54%	1.10%
Portfolio turnover rate	46%	68%

†	Unaudited.

*	Commencement of operations.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for periods of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended 6/30/07†	Year Ended

Institutional Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$17.80	$17.10	$19.24	$15.46	$11.07	$11.58

Income (loss) from investment operations:
Net investment income (a)	0.14	0.22	0.24	0.29	0.27	0.17
Net realized and unrealized gain (loss)	0.70	4.16	2.45	4.66	4.39	(0.53)

Total from investment operations	0.84	4.38	2.69	4.95	4.66	(0.36)

Less distributions from:
Net investment income	—	(0.25)	(0.22)	(0.26)	(0.27)	(0.15)
Net realized gains	—	(3.43)	(4.61)	(0.91)	—	—

Total distributions	—	(3.68)	(4.83)	(1.17)	(0.27)	(0.15)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$18.64	$17.80	$17.10	$19.24	$15.46	$11.07

Total Return (b)	4.72%	26.31%	14.77%	32.28%	42.21%	(3.08)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$245,939	$698,166	$582,909	$674,066	$644,240	$529,062
Ratios to average net assets:
Net expenses (d)	0.86%	0.86%	0.93%	0.94%	0.95%	0.96%
Gross expenses (d)	0.86%	0.86%	0.93%	0.94%	0.95%	0.96%
Net investment income (d)	1.55%	1.20%	1.24%	1.71%	2.15%	1.45%
Portfolio turnover rate	31%	49%	33%	39%	18%	25%

	Six Months Ended 6/30/07†	Year Ended

Open Shares		12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$17.77	$17.09	$19.22	$15.41	$11.02	$11.53

Income (loss) from investment operations:
Net investment income (a)	0.15	0.17	0.18	0.23	0.21	0.13
Net realized and unrealized gain (loss)	0.67	4.13	2.45	4.64	4.36	(0.54)

Total from investment operations	0.82	4.30	2.63	4.87	4.57	(0.41)

Less distributions from:
Net investment income	—	(0.19)	(0.16)	(0.18)	(0.20)	(0.10)
Net realized gains	—	(3.43)	(4.61)	(0.91)	—	—

Total distributions	—	(3.62)	(4.77)	(1.09)	(0.20)	(0.10)

Redemption fees	— (c)	— (c)	0.01	0.03	0.02	— (c)

Net asset value, end of period	$18.59	$17.77	$17.09	$19.22	$15.41	$11.02

Total Return (b)	4.61%	25.83%	14.47%	32.04%	41.71%	(3.55)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$275,122	$137,358	$62,020	$49,585	$20,124	$3,019
Ratios to average net assets:
Net expenses (d)	1.15%	1.19%	1.27%	1.36%	1.43%	1.43%
Gross expenses (d)	1.15%	1.19%	1.27%	1.36%	1.46%	1.86%
Net investment income (d)	1.65%	0.89%	0.93%	1.30%	1.59%	1.15%
Portfolio turnover rate	31%	49%	33%	39%	18%	25%
† Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (continued)

LAZARD EMERGING MARKETS PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended	Year Ended

Institutional Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$20.60	$17.84	$13.98	$10.80	$7.11	$7.22

Income (loss) from investment operations:
Net investment income (a)	0.22	0.33	0.29	0.16	0.17	0.10
Net realized and unrealized gain (loss)	3.38	4.98	5.42	3.16	3.69	(0.13)

Total from investment operations	3.60	5.31	5.71	3.32	3.86	(0.03)

Less distributions from:
Net investment income	—	(0.27)	(0.18)	(0.14)	(0.17)	(0.08)
Net realized gains	—	(2.28)	(1.67)	—	—	—

Total distributions	—	(2.55)	(1.85)	(0.14)	(0.17)	(0.08)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$24.20	$20.60	$17.84	$13.98	$10.80	$7.11

Total Return (b)	17.48%	30.32%	41.40%	30.79%	54.45%	(0.37)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,798,496	$2,744,753	$1,413,671	$771,598	$591,514	$345,176
Ratios to average net assets:
Net expenses (d)	1.17%	1.20%	1.27%	1.32%	1.29%	1.31%
Gross expenses (d)	1.17%	1.20%	1.28%	1.32%	1.29%	1.31%
Net investment income (d)	2.05%	1.67%	1.82%	1.40%	2.06%	1.30%
Portfolio turnover rate	25%	46%	48%	43%	29%	31%

	Six Months Ended	Year Ended

Open Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$20.82	$17.99	$14.06	$10.86	$7.13	$7.24

Income (loss) from investment operations:
Net investment income (a)	0.20	0.26	0.20	0.13	0.15	0.08
Net realized and unrealized gain (loss)	3.40	5.03	5.51	3.17	3.70	(0.13)

Total from investment operations	3.60	5.29	5.71	3.30	3.85	(0.05)

Less distributions from:
Net investment income	—	(0.18)	(0.14)	(0.10)	(0.14)	(0.06)
Net realized gains	—	(2.28)	(1.67)	—	—	—

Total distributions	—	(2.46)	(1.81)	(0.10)	(0.14)	(0.06)

Redemption fees	— (c)	— (c)	0.03	— (c)	0.02	— (c)

Net asset value, end of period	$24.42	$20.82	$17.99	$14.06	$10.86	$7.13

Total Return (b)	17.29%	29.93%	41.31%	30.43%	54.29%	(0.65)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$944,163	$441,673	$195,944	$30,536	$18,649	$9,140
Ratios to average net assets:
Net expenses (d)	1.47%	1.54%	1.59%	1.60%	1.60%	1.60%
Gross expenses (d)	1.47%	1.54%	1.59%	1.71%	1.76%	1.84%
Net investment income (d)	1.79%	1.30%	1.21%	1.11%	1.82%	1.09%
Portfolio turnover rate	25%	46%	48%	43%	29%	31%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

FINANCIAL HIGHLIGHTS (concluded)

LAZARD HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended	Year Ended

Institutional Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$5.36	$5.27	$5.47	$5.40	$4.72	$5.95

Income (loss) from investment operations:
Net investment income (a)	0.20	0.40	0.42	0.44	0.43	0.58
Net realized and unrealized gain (loss)	(0.05)	0.09	(0.19)	0.07	0.69	(1.22)

Total from investment operations	0.15	0.49	0.23	0.51	1.12	(0.64)

Less distributions from:
Net investment income	(0.20)	(0.40)	(0.43)	(0.44)	(0.44)	(0.59)

Total distributions	(0.20)	(0.40)	(0.43)	(0.44)	(0.44)	(0.59)

Redemption fees	—	—	—	— (c)	— (c)	—

Net asset value, end of period	$5.31	$5.36	$5.27	$5.47	$5.40	$4.72

Total Return (b)	2.85%	9.71%	4.33%	9.88%	24.58%	(11.14)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,746	$68,452	$75,100	$96,759	$127,765	$78,128
Ratios to average net assets:
Net expenses (a)	0.55%	0.55%	0.55%	0.55%	0.75%	0.75%
Gross expenses (a)	0.89%	0.90%	0.86%	0.89%	0.98%	1.08%
Net investment income (a)	7.57%	7.61%	7.89%	8.11%	8.45%	11.09%
Portfolio turnover rate	16%	29%	22%	49%	68%	229%

	Six Months Ended	Year Ended

Open Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$5.37	$5.29	$5.48	$5.42	$4.73	$5.95

Income (loss) from investment operations:
Net investment income (a)	0.20	0.39	0.40	0.42	0.42	0.55
Net realized and unrealized gain (loss)	(0.04)	0.08	(0.19)	0.06	0.68	(1.19)

Total from investment operations	0.16	0.47	0.21	0.48	1.10	(0.64)

Less distributions from:
Net investment income	(0.20)	(0.39)	(0.41)	(0.42)	(0.42)	(0.58)

Total distributions	(0.20)	(0.39)	(0.41)	(0.42)	(0.42)	(0.58)

Redemption fees	—	—	0.01	—	0.01	— (c)

Net asset value, end of period	$5.33	$5.37	$5.29	$5.48	$5.42	$4.73

Total Return (b)	2.89%	9.18%	4.22%	9.33%	24.41%	(11.27)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,512	$2,179	$2,986	$7,223	$2,989	$965
Ratios to average net assets:
Net expenses (a)	0.85%	0.85%	0.85%	0.85%	1.05%	1.05%
Gross expenses (a)	2.10%	2.12%	1.78%	1.67%	2.79%	2.48%
Net investment income (a)	7.26%	7.29%	7.47%	7.64%	8.16%	9.84%
Portfolio turnover rate	16%	29%	22%	49%	68%	229%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

OTHER PERFORMANCE OF THE INVESTMENT MANAGER

Lazard U.S. Equity Value Composite

This is not the Portfolio’s Performance

Lazard U.S. Equity Value Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). The chart below shows the historical investment performance for a composite (the “U.S. Equity Value Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Equity Value Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2002	2003	2004	2005	2006

U.S. Equity Value Composite	(13.3)%	25.5%	16.4%	4.4%	22.3%

Russell 1000® Value Index*	(15.5)%	30.0%	16.5%	7.1%	22.2%

Average Annual Total Returns
(for the periods ended December 31, 2006)

	Inception Date	One Year	Three Years	Five Years	Since Inception

U.S. Equity Value Composite	10/1/01	22.3%	14.1%	10.1%	11.4%

Russell 1000® Value Index*	N/A	22.2%	15.1%	10.9%	11.8%

Average annual total return from inception through September 30, 2007 was 11.4%.

*

The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values.

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Code which, if applicable, may have adversely affected the performance of the U.S. Equity Value Composite. The performance results of the U.S. Equity Value Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses, and its Open Shares bear distribution and servicing fees. The U.S. Equity Value Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the U.S. Equity Value Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

OTHER PERFORMANCE OF THE INVESTMENT MANAGER (continued)

Lazard U.S. Small Cap Equity Growth Composite

This is not the Portfolio’s Performance

Lazard U.S. Small Cap Equity Growth Portfolio had not completed a full calendar year of investment operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “U.S. Small Cap Equity Growth Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The U.S. Small Cap Equity Growth Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2003	2004	2005	2006

U.S. Small Cap Equity Growth Composite	50.4%	10.9%	9.0%	10.1%

Russell 2000 Growth Index*	48.5%	14.3%	4.2%	13.3%

Average Annual Total Returns
(for the periods ended December 31, 2006)

	Inception Date	One Year	Three Years	Since Inception

U.S. Small Cap Equity Growth Composite	1/1/03	10.1%	10.0%	18.9%

Russell 2000 Growth Index*	N/A	13.3%	10.5%	19.0%

Average annual total return from inception through September 30, 2007 was 19.8%.

*

The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the U.S. Small Cap Equity Growth Composite. The performance results of the U.S. Small Cap Equity Growth Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses, and its Open Shares bear distribution and servicing fees. The U.S. Small Cap Equity Growth Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the U.S. Small Cap Equity Growth Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

OTHER PERFORMANCE OF THE INVESTMENT MANAGER (concluded)

Lazard International Strategic Equity Composite

This is not the Portfolio’s Performance

Lazard International Strategic Equity Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain Other Accounts. The chart below shows the historical investment performance for a composite (the “International Strategic Equity Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The International Strategic Equity Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2002	2003	2004	2005	2006

International Strategic Equity Composite	(6.7)%	35.7%	25.8%	18.6%	26.1%

MSCI EAFE Index*	(15.9)%	38.6%	20.2%	13.5%	26.3%

Average Annual Total Returns (for the periods ended December 31, 2006)

	Inception Date	One Year	Three Years	Five Years	Since Inception

International Strategic Equity Composite	10/1/01	26.1%	23.4%	18.9%	19.7%

MSCI EAFE Index*	N/A	26.3%	19.9%	15.0%	15.7%

Average annual total return from inception through September 30, 2007 was 18.6%.

*

MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance within Europe, Australia and the Far East (excluding the U.S. and Canada).

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Code which, if applicable, may have adversely affected the performance of the International Strategic Equity Composite. The performance results of the International Strategic Equity Composite reflect actual fees charged to the Other Accounts. However, the performance of Other Accounts typically only reflects deduction for advisory fees, while the Portfolio, in addition to an advisory fee, also bears fees to other service providers and operational expenses, and its Open Shares bear distribution and servicing fees. The International Strategic Equity Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of the International Strategic Equity Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

For more information about the Portfolios, the following documents are available free upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc. 30 Rockefeller Plaza New York, New York 10112–6300 Telephone: (800) 823-6300 http://www.LazardNet.com

You can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-5850. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

•	Free from the SEC’s Website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager	Transfer Agent and
Lazard Asset Management LLC	Dividend Disbursing Agent
30 Rockefeller Plaza	Boston Financial Data Services, Inc.
New York, New York 10112–6300	P.O. Box 8514
Telephone: (800) 823-6300	Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455
Distributor
Lazard Asset Management Securities LLC	Independent Registered Public
30 Rockefeller Plaza	Accounting Firm
New York, New York 10112–6300	Anchin, Block & Anchin LLP
1375 Broadway
Custodian	New York, New York 10018
State Street Bank and Trust Company	http://www.anchin.com
One Lincoln Street
Boston, Massachusetts 02111	Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

© 2007 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2007 Lazard Asset Management LLC
9/07 LZDPS000